
j2 Global
Inform. Connect. Empower.

Investors Presentation

(Based on Second Quarter 2013 Results)

August 7, 2013

j2 eFax eVoice FuseMail campaigner KeepItSafe onebox ZIFF DAVIS

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2013 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of August 7, 2013 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Digital media content quality, website traffic, analytics, advertising levels, growth prospects and defensible market position of the digital media business
- Regulatory developments and taxes

All information in this presentation speaks as of August 7, 2013 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service, content and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Inadequate intellectual property protection, expiration of key patents or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2013 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Financial Highlights

CLOUD: Q2 2013 Results (Non-GAAP)

	Q2 2013	
	$	Margin
Revenues	$108.8M	
Gross Profit/Margin	$91.0M	83.7%
Operating Profit/Margin [(1)]	$55.6M	51.2%
EBITDA [(2)]	$61.7M	56.7%

(1) Non-GAAP Operating Profit excludes $2.3M share-based compensation and associated payroll taxes.

(2) See slide 25 for a definition of EBITDA and a reconciliation of EBITDA to Net Income. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

MEDIA: Q2 2013 Results (Non-GAAP)

	Q2 2013	
	$	Margin
Revenues (1)	$31.2M	
Gross Profit/Margin	$26.6M	85.0%
Operating Profit/Margin (2)	$1.3M	4.1%
EBITDA (3)	$4.7M	15.0%

(1) Non-GAAP Revenues excludes approximately $1.3M of revenues associated with activities of IGN Entertainment, Inc. exited during Q2 2013 as part of integration into Digital Media business.

(2) Non-GAAP Operating Profit excludes approximately $3.3M in costs associated with activities of IGN Entertainment, Inc. exited during Q2 2013 as part of integration into Digital Media business and certain other general and administrative costs incurred during Q2 2013.

(3) See slide 25 for a definition of EBITDA and a reconciliation of EBITDA to Net Income. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Consolidated: EBITDA to Non-GAAP Net Income Reconciliation

	Q2 2013 Non-GAAP
Revenue – Cloud Subscription	$93.8M
Revenue – Licensing	$15.0M
Revenue – Media	$31.2M
Total Non-GAAP REVENUE	**$140.0M**
EBITDA - Cloud	$61.7M
EBITDA – Media	$4.7M
Total EBITDA (1)	**$66.4M**
Less: Depreciation & amortization	$9.5M
Less: Interest and other expense (income), net	$4.8M
Pre-Tax Income	**$52.1M**
Tax Expense	$13.5M
Non-GAAP Net Income	**$38.7M**
Earnings per Share (2):	
GAAP	$0.77
Non-GAAP	$0.83

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and associated payroll taxes and (2) certain acquisition-related transition costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.

(2) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes and certain acquisition-related integration costs, in each case net of tax, totaling $0.05. See slide 24 for a reconciliation to earnings per diluted share. Non-GAAP net income amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Business Cloud Services

- Key Stats:
  - YTD Revenue +9% vs. prior year
  - ~625k DIDs, +8% vs. prior year
  - ~500 new accounts in Q2, +35% vs. prior year
  - ~875 new accounts YTD
  - 34 enterprise contract accounts, +100% vs. prior year
- Target High Valued Customers:
  - High touch = stable, long-term relationships
  - Focus on medium & large organizations
  - High ARPA (>$500/month) & low churn


Revenue Index (2006 Base Year)
14.3% CAGR
2.5 fold increase
Index at 2006
300
250
200
150
100
50
0
2006
2007
2008
2009
2010
2011
2012
2013
Run-rate

Cancel Rate

- All-time record low 2.21%
- Down 33% since comparable period in 2009



Cancel Rate (1)
3.5%
3.3%
3.0%
2.8%
2.5%
2.3%
2.0%
3.5%
2.8%
2.6%
2.4%
2.4%
3.3%
2.6%
2.4%
2.3%
2.21%
3.1%
2.6%
2.5%
2.3%
3.0%
2.7%
2.6%
2.25%
Q1
Q2
Q3
Q4
2009
2010
2011
2012
2013

(1) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively canceled and reactivated within the same calendar month) and DIDs related to enterprise customers beginning with their first day of service, calculated monthly and expressed here as an average over the three months of the quarter.

j2 eFax eVoice FuseMail campaigner KeepItSafe onebox ZIFF DAVIS

Online Backup

- Online Backup / KeepItSafe®
  - Revenue up ~52% vs. Q1 2013 and ~128% vs. Q2 2012
  - Q2 2013 annualized run rate up ~150% vs. run rate at Q2 2012
  - Completed Backup Connect integration (NL-based, acquired April 2013)
  - Launched 24/7 localized customer and sales support in all regions
  - Carolina Panthers® join the Miami Dolphins® in making KeepItSafe® its official online backup partner

Digital Media

Leading in All Verticals

	TECH	GAMES	MEN'S LIFESTYLE
Description	**Reviews** Lab-based reviews & buying guides of all consumer electronics **IT Pros** Q&A Sites for IT developers & managers **Blogs** News & opinion on latest gadgets **Network** Small/medium sized publishers that rely on ZD for monetization	IGN Features News and Reviews (Games, Movies, & TV Shows) 14 Versions of IGN across Globe (12 Languages, 40 Countries) 4.7 MM Social Followers on (Facebook, Twitter, & Google+) Klout Score: 99 / 100	Features and Videos Catered to 'Becoming a Better Man' (Grooming, Health, Money, Dating, Entertainment) Well Positioned for Advertising (Luxury, Autos, Fashion, Alcohol) 2MM Social Followers (Facebook, Twitter, & Google+)
Ranking	Ranked #1 above CNET in Monthly Unique Visitors (1)	Ranked #2 above GameSpot in Monthly Unique Visitors (1)	Ranked #1 above Men's Health in Monthly Unique Visitors (1)

Competitors

	TECH			GAMES			MEN'S LIFESTYLE	
1	**Ziff Davis Tech**	**30,473**	1	Gamezone Group	14,109	1	**AskMen.com**	**3,856**
2	CNET	27,976	2	**IGN Entertainment**	**13,869**	2	Complex.com	3,547
3	TechMediaNetwork	20,132	3	GameSpot	13,617	3	MensHealth.com	2,682
4	IDG Network	18,267	4	GameStop Media	11,706	4	GQ.com	1,780
5	AOL Tech	15,405	5	Wikia Gaming	9,863	5	Esquire.com	1,727

Source:
(1) ComScore June 2013

Significant Multi-Layer Growth Opportunities

- **Ziff Davis has many attractive opportunities to grow via organic and inorganic initiatives**

Traffic Growth
- SEO improvements
- Page views per visit

Video Advertising
- Participate in shift from TV to online video

Mobile Advertising
- Fastest growing traffic set
- Mobile ad dollars flowing

International Expansion
- Partnerships in new markets
- Migrated larger partners to O&O

Ad Targeting
- Better performance on all classes of inventory

Vertical Expansion
- Finance, health, travel, auto, etc.

Defensible Position – Barriers to Entry

Established brands with strong consumer and advertiser trust

Strong SEO/organic search position based on many years as established, authoritative resources online

Significant presence on key social platforms including Facebook, Twitter, Youtube and Pinterest

Unique ability to serve display advertising across premium O&O sites + small independent sites + RTB inventory

#1 or #2 ComScore position in all three verticals with total worldwide reach of 117 million per month

Media Highlights

Acquired NetShelter in May 2013:

- Ziff Davis is now the #1 property in technology with 29MM unique visitors
- NetShelter community includes over 150 consumer and business tech sites dedicated to consumer electronics, computing and mobile communication
- Combined sites generate over 40k articles monthly, delivering ~16 billion ad impressions yearly

Q2 Achievements:

- Exceeded 700 million page views across owned and operated properties for first time in June (1)
- IGN's YouTube channel surpassed 3 million subscribers, up 72% YoY, and is 7th most viewed producer on YouTube (2)

IGN Integration Update:

- IGN integration complete with the exception of implementation of common video and display campaign management and ad serving

(1) Omniture, Google Analytics
(2) VidStatsx.com

2013 Financial Outlook

2013 Guidance: Reaffirming

Revenues	**$510M - $535M**
Non-GAAP EPS (1)	**$2.78 - $2.98**

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, acquisition related integration costs, in each case net of tax. It is anticipated that the normalized tax rate for 2013 (exclusive of the release of reserves for uncertain tax positions) will be between 25% and 27%.

Quarterly Dividend

Timing:

- **Record Date – August 19th**
- **Payment Date – September 3rd**

Payment Amount:

- **$0.2475 per Share**
- **~ $11M of Cash**

Designed Not to Impact Operational or M&A Activities

Supplemental Information

Financial & Other Metrics - Cloud

j2 Cloud

(in Thousands)	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2
Total GAAP Revenues [1]	$73,384	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768
Adjustment	$10,326	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Non GAAP Revenues	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768
Fixed Subscriber Revenues	$67,801	$69,222	$70,364	$69,513	$70,227	$72,187	$72,284	$72,021	$71,387	$75,304
Variable Subscriber Revenues	15,393	16,076	15,257	14,652	14,598	15,884	17,181	18,135	18,115	18,447
Subscriber Revenues	$83,194	$85,298	$85,622	$84,165	$84,825	$88,071	$89,466	$90,156	$89,503	$93,752
Other Licenses Revenues	516	378	405	907	1,827	1,394	3,779	2,166	1,236	15,017
Total Revenues	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768
DID - Based Revenues	$77,432	$79,544	$79,856	$78,398	$78,561	$81,620	$83,102	$83,657	$82,605	$86,285
Non-DID Revenues	6,278	6,132	6,171	6,674	8,091	7,845	10,143	8,665	8,134	22,483
Total Revenues	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768
Subscriber Revenues/Total Revenues	99.4%	99.6%	99.5%	98.9%	97.9%	98.4%	95.9%	97.7%	98.6%	86.2%
DID - Based/Total Revenues	92.5%	92.8%	92.8%	92.2%	90.7%	91.2%	89.1%	90.6%	91.0%	79.3%
% Fixed Subscriber Revenues	81.5%	81.2%	82.2%	82.6%	82.8%	82.0%	80.8%	79.9%	79.8%	80.3%
% Variable Subscriber Revenues	18.5%	18.8%	17.8%	17.4%	17.2%	18.0%	19.2%	20.1%	20.2%	19.7%
Paid DIDs [2]	1,929,540	1,960,698	1,993,556	2,002,892	2,025,199	2,057,994	2,077,057	2,093,941	2,155,122	2,188,992
Average Monthly Revenue/DID [3]	$13.30	$13.49	$13.27	$12.91	$12.85	$13.19	$13.27	$13.31	$12.98	$13.16
Cancel Rate [4]	2.6%	2.4%	2.5%	2.6%	2.4%	2.3%	2.3%	2.2%	2.4%	2.2%

(1) In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.
(2) Paid DIDs reflect reserves for anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter.
(4) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

Financial & Other Metrics – Media & Consolidated

j2 Media

		2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2
Web Traffic [1]	(in Millions)										
Visits		45	49	57	72	80	80	82	104	377	558
Pageviews		153	164	191	243	238	285	264	344	1,249	1,897

j2 Consolidated

		2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2
Total GAAP Revenues	(in Thousands)	$73,384	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$102,033	$113,617	$141,361
Adjustments [2]	(in Thousands)	$10,326	$0	$0	$0	$0	$0	$0	$0	-$44	-$1,348
Total Non GAAP Revenues	(in Thousands)	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$102,033	$113,573	$140,013
Cloud Revenues	(in Thousands)	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768
Media Revenues	(in Thousands)	$0	$0	$0	$0	$0	$0	$0	$9,711	$22,834	$31,244
Total Non GAAP Revenues	(in Thousands)	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$102,033	$113,573	$140,013
Cash & Investment	(millions)	$126.7	$171.7	$193.8	$220.9	$193.3	$206.8	$469.8	$348.6	$310.1	$352.9
Free Cash Flow [3]	(millions)	$38.2	$42.0	$37.2	$40.1	$38.1	$45.6	$37.1	$45.2	$38.4	$66.2
Diluted EPS - GAAP		$ 0.66	$ 0.61	$ 0.54	$ 0.62	$ 0.60	$ 0.67	$ 0.69	$ 0.65	$ 0.49	$ 0.77
Diluted EPS - Non-GAAP [4]		$ 0.60	$ 0.65	$ 0.64	$ 0.64	$ 0.64	$ 0.70	$ 0.65	$ 0.70	$ 0.58	$ 0.83
EBITDA [5]	(millions)	$ 32.9	$ 45.8	$ 46.0	$ 47.4	$ 45.0	$ 47.5	$ 52.4	$ 54.0	$ 48.2	$ 66.4

(1) Web Traffic figures based on Omniture and Google Analytics

(2) In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues. Non-GAAP Revenues in Q1 & Q2 2013 excludes revenues associated with activities of IGN Entertainment, Inc. exited during Q1 or Q2 2013 as part of integration into Digital Media business.

(3) See slide 23 for a definition of free cash flow and a reconciliation of free cash flow Net Income.

(4) See slide 24 for a definition of fully diluted Non-GAAP earnings per share (EPS) and a reconciliation of fully diluted Non-GAAP EPS to fully diluted GAAP EPS.

(5) See slide 23 for a definition of EBITDA and a reconciliation of EBITDA to Net Income.

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow [1]

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13
Net cash provided by operating activities	$38.153	$42.398	$28.682	$41.515	$38.942	$46.382	$38.193	$46.394	$40.048	$68.973
Less: Purchases of property and equipment	($0.625)	($1.860)	($2.590)	($1.769)	($1.159)	($1.631)	($0.956)	($1.159)	($1.933)	($4.056)
Add: Excess tax (deficiency) benefit from share-based compensation	$0.679	$1.443	$11.124	$0.315	$0.286	$0.821	($0.091)	($0.055)	$0.280	$1.301
Free cash flows	$38.207	$41.981	$37.216	$40.061	$38.069	$45.572	$37.146	$45.180	$38.395	$66.218

EBITDA [2]

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13
Net income	$30.935	$28.514	$25.498	$29.819	$28.539	$31.188	$31.650	$30.286	$22.771	$35.967
Plus:										
Interest and other expense, net	$0.327	($0.299)	($0.290)	($0.904)	$0.719	($0.809)	$2.747	$4.583	$4.716	$4.817
Income tax expense	($8.195)	$9.729	$11.236	$9.580	$8.352	$9.648	$7.880	$7.379	$5.500	$11.823
Depreciation and amortization	$5.107	$4.972	$7.064	$7.170	$4.906	$5.274	$7.755	$8.901	$8.794	$9.454
Reconciliation of GAAP to Non-GAAP financial measures:										
Share-based compensation	$2.253	$2.252	$2.356	$2.310	$2.363	$2.161	$2.417	$2.287	$2.348	$2.335
Exit costs	$2.511	$0.659	$0.112	($0.554)	$0.149	$0.000	$0.000	$0.585	$4.094	$1.983
EBITDA	$32.938	$45.827	$45.976	$47.421	$45.028	$47.462	$52.449	$54.021	$48.223	$66.379

[1] Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

[2] EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation expense and the associated payroll taxes and (2) certain acquisition and related exit costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Q2 GAAP Reconciliation Non-GAAP Earnings & EPS

($ in thousands)

	THREE MONTHS ENDED JUNE 30, 2013				THREE MONTHS ENDED JUNE 30, 2012			
	GAAP	(1) Share-based Compensation	(2) Acquisition and Exit Costs	Non-GAAP	GAAP	(1) Share-based Compensation	(3) Gain on Sale of Investment	Non-GAAP
Revenues	$ 141,361	—	(1,348)	$ 140,013	$ 89,465	—	—	$ 89,465
Cost of revenues	22,679	(205)	—	22,474	16,187	(192)	—	15,995
Operating expenses:								
Sales and marketing	35,213	(432)	(2,061)	32,720	13,860	(352)	—	13,508
Research, development and engineering	6,388	(102)	—	6,286	4,617	(117)	—	4,500
General and administrative	24,474	(1,596)	(1,270)	21,608	14,774	(1,500)	—	13,274
Interest and other (expense) income, net	(4,817)	—	—	(4,817)	809	—	(180)	629
Income tax provision (4)	11,823	779	843	13,445	9,648	710	(43)	10,315
Net income attributable to j2 Global, Inc. common stockholders	$ 36,040	1,556	1,140	$ 38,736	$ 31,188	1,451	(137)	$ 32,502
Net income per share attributable to j2 Global, Inc. common stockholders*:								
Basic	$ 0.78	0.03	0.03	$ 0.84	$ 0.68	0.03	0.00	$ 0.71
Diluted	$ 0.77	0.03	0.02	$ 0.83	$ 0.67	0.03	0.00	$ 0.70

Non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation expense and the associated payroll taxes; (2) elimination of certain acquisition and related exit costs; (3) elimination of gain on sale of certain investment and (4) elimination of income tax provision associated with share-based compensation and associated payroll taxes, certain acquisition and related exit costs and gain on sale of certain investment.

GAAP Reconciliation EBITDA

EBITDA CONSOLIDATED CLOUD & MEDIA Q2 2013 [1]

	CLOUD	MEDIA	CONSOLIDATED
Net income (loss)*	**$37.6M**	**($1.7M)**	**$36.0M**
Interest and other expense, net	$2.7M	$2.1M	**$4.8M**
Income tax expense (benefit)	$13.0M	($1.1M)	**$11.8M**
Depreciation and amortization	$6.0M	$3.4M	**$9.5M**
Reconciliation of GAAP to Non-GAAP Financial Measures:			
Share-based compensation	$2.3M	-	$2.3M
Exit costs	-	$2.0M	$2.0M
EBITDA	**$61.7M**	**$4.7M**	**$66.4M**

- Excludes certain intersegment revenues and expenses

[1] EBITDA is defined as net income plus interest and other expense, net, income tax expense (benefit), depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation expense and the associated payroll taxes and (2) certain acquisition and related exit costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Note Ratios & Covenants

		$250 Million Senior Unsecured Notes 6/30/2013 Actual	% of Total
Total Cash & Investments	$	352.9	
Total Debt	$	250.0	10.3%
Total Market Capitalization (1)	$	2,172.8	89.7%
EBITDA - LTM 6/30/13 (2)	$	209.9	
Ratios			
Leverage Ratio - Debt / EBITDA LTM		1.19x	
Fixed Charge Ratio - EBITDA LTM / Interest Expense (3)		10.19x	
Lien Debt		1.19x	

Note: Dollars in millions.

(1) Market value of equity based on a closing share price of $46.96 as of 8/6/13 and total shares outstanding of 46.3mm.

(2) EBITDA per our Bond Indenture agreement is defined as Net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.

(3) Interest Expense has been annualized as senior note has been outstanding less than 12 months


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